Exhibit 10.1
CONFIDENTIAL TREATMENT

Supplemental Agreement No. 61

to

Purchase Agreement No. 1810

between

THE BOEING COMPANY

and

SOUTHWEST AIRLINES CO.

Relating to Boeing Model 737-7H4 Aircraft (the Aircraft)

THIS SUPPLEMENTAL AGREEMENT, entered into as of September 30, 2008, by and between THE BOEING COMPANY, a Delaware corporation with principal offices in Seattle, Washington, (Boeing) and SOUTHWEST AIRLINES CO., a Texas corporation with principal offices in Dallas, Texas (Buyer);

WHEREAS, the parties hereto entered into Purchase Agreement No. 1810 dated January 19, 1994, relating to Boeing Model 737-7H4 aircraft (the Agreement) and;

                WHEREAS, Buyer has requested and Boeing has agreed to slide the Contract Delivery Month of certain four (4) Firm Aircraft as follows (2016 Firm Aircraft):

Was	New	MSN
June 2009	January 2016	36650
July 2009	February 2016	36904
July 2009	March 2016	36651
August 2009	April 2016	36653

                                                                                  and;

WHEREAS, Notwithstanding the Letter agreement No. 6-1162-NIW-1947 which was fully executed on May 2, 2008, Boeing and Buyer have agreed to revise the incorporation point of Record Option Number 2525C882G60 entitled “Replacement of BFE B/E Aerospace Passenger

***Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

P.A. No. 1810                                                      SA-61-1
K/SWA

Seats” to the Aircraft delivering in January 2010 from August 2009 due to slide of the Contract Delivery Month relating to the 2016 Firm Aircraft and;

              WHEREAS, Boeing and Buyer have agreed to use the latest escalation forecast (4th Quarter 2007 Forecast) to calculate the Advance Payment Base Price for the *** Firm Aircraft in Table 1; and

              NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1.           The Table of Contents of the Agreement is deleted in its entirety and a new Table of Contents is attached hereto and incorporated into the Agreement by this reference.

2.           Table 1 is deleted in its entirety and replaced by a new Table 1 which is attached hereto to reflect the revision to the Contract Delivery Month of four (4) Firm Aircraft from year 2009 to year 2016.

3.           Exhibit A-3 is added as part of Exhibit A suite to reflect incorporation of Record Option Number 2525C882G60 entitled “Replacement of BFE B/E Aerospace passenger Seats” (Record Option) into the configuration of the second Aircraft delivering in January 2010 and thereafter.  The incorporation of such Record Option on the first Aircraft delivering in January 2010 will be done using a Boeing internal process and a one time charge associated with the Record Option in the amount of *** (in 1999$ Subject to Escalation) will be invoiced to Buyer as part of the Aircraft Delivery Invoice of the first Aircraft delivering in January 2010.

4.           All references in the Letter Agreements associated with Purchase Agreement No. 1810 shall be deemed to refer to the purchase by Buyer of four hundred nineteen (419) Model 737-7H4 Aircraft, sixty-seven (67) Model 737-7H4 Option Aircraft and fifty-four (54) Model 737-7H4 Purchase Right Aircraft, to the extent such reference is not specifically addressed herein.

5.           Boeing and Buyer have agreed that Boeing will ***:

P.A. No. 1810                                                      SA-61-2
K/SWA

***

6.           Boeing’s labor contract renewal date with its principal employee union (the IAM) expired at midnight on September 3, 2008. After a 48 hour mediation effort, the IAM initiated a strike on September 6, 2008. (IAM Action).  The Customer acknowledges that (i) the obligations of Boeing described in this Supplemental Agreement are premised upon Boeing’s manufacturing capability prior to the IAM Action; and (ii) delay in the performance of any obligation of Boeing under this Purchase Agreement resulting from the IAM Action is an excusable delay under the provisions of Article 6 of the Agreement.

The Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY	SOUTHWEST AIRLINES CO.

By: /s/ Nobuko Wiles	By:/s/ Scott Toppping

Its: Attorney-In-Fact	Its:Vice President Treasurer

P.A. No. 1810                                                      SA-61-3
K/SWA

TABLE OF CONTENTS

		Page	SA
		Number	Number

ARTICLES

1.	Subject Matter of Sale	1-1	SA-13

2.	Delivery, Title and Risk
	of Loss	2-1	SA-28

3.	Price of Aircraft	3-1	SA-47

4.	Taxes	4-1

5.	Payment	5-1

6.	Excusable Delay	6-1

7.	Changes to the Detail
	Specification	7-1	SA-1

8.	Federal Aviation Requirements and
	Certificates and Export License	8-1

9.	Representatives, Inspection,
	Flights and Test Data	9-1

10.	Assignment, Resale or Lease	10-1

11.	Termination for Certain Events	11-1

12.	Product Assurance; Disclaimer and
Release; Exclusion of Liabilities;
Customer Support; Indemnification
	and Insurance	12-1

13.	Buyer Furnished Equipment and
	Spare Parts	13-1

14.	Contractual Notices and Requests	14-1

15.	Miscellaneous	15-1

P.A. No. 1810                                                                                                                                           i
K/SWA                                                                                                                                                                                                                                                                                                              SA-61

TABLE OF CONTENTS CON'T

SA
Number

TABLE

1.	Aircraft Information Table	SA-61

2.	Option Aircraft Information Table	SA-60

EXHIBITS

A	Aircraft Configuration	SA-61

B	Product Assurance Document	SA-1

C	Customer Support Document

D	Price Adjustments Due to Economic Fluctuations - Aircraft

E	Buyer Furnished Equipment
Provisions Document

F	Defined Terms Document

LETTER AGREEMENTS

1810-1	Waiver of Aircraft Demonstration Flight

P.A. No. 1810                                                                                                                                           ii
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TABLE OF CONTENTS CON'T

SA
Number
RESTRICTED LETTER AGREEMENTS

6-1162-RLL-932R2	Promotional Support	SA-13

6-1162-RLL-933R21	Option Aircraft	SA-60

6-1162-RLL-934R3	Disclosure of Confidential	SA-14
Information

6-1162-RLL-935R1	Performance Guarantees	SA-1

6-1162-NIW-890	***	SA-39

6-1162-RLL-936R4	Certain Contractual Matters	SA-4

6-1162-RLL-937	Alternate Advance Payment Schedule

6-1162-RLL-938	***

6-1162-RLL-939R1	Certification Flight Test Aircraft	SA-1

6-1162-RLL-940R1	Training Matters	SA-1

6-1162-RLL-941R2	Other Matters	SA-13

6-1162-RLL-942	Open Configuration Matters

6-1162-RLL-943R1	Substitution Rights	SA-6

6-1162-RLL-944	***

6-1162-RLL-945	Comparison of 737-7H4 and 737-3H4
Block Fuel Burn

6-1162-RLL-1855R3	Additional Contractual Matters	SA-4

6-1162-RLL-1856	***	SA-1

6-1162-RLL-1857	Service Ready Validation Program	SA-1
Field Test

6-1162-RLL-1858R1	Escalation Matters	SA-4

P.A. No. 1810                                                                                                                                           iii
K/SWA                                                                                                                                                                                                                                                                                                              SA-61

TABLE OF CONTENTS CON'T
SA
Number
RESTRICTED LETTER AGREEMENTS

6-1162-RLL-2036	Amortization of Costs for
	Customer Unique Changes	SA-1

6-1162-RLL-2037	Reconciliation of the Aircraft	SA-1
Basic Price

6-1162-RLL-2073	Maintenance Training Matters	SA-1

6-1162-KJJ-054R1	Business Matters

6-1162-KJJ-055R1	Structural Matters	SA-25

6-1162-KJJ-056	Noise and Emission Matters	SA-13

6-1162-KJJ-057	Product Development Matters	SA-13

6-1162-KJJ-058	Additional Substitution Rights	SA-13

6-1162-KJJ-150	Flight Control Computer & Mode	SA-14
Control Panel Spares Matter

6-1162-MSA-185R3	Delivery Change Contractual	SA-21
Matters

6-1162-JMG-669R9	***	SA-54

6-1162-JMG-747R1	***	SA-36

6-1162-CHL-217	Rescheduled Flight Test Aircraft	SA-32

6-1162-NIW-606R1	***	SA-36

6-1162-NIW-640	Early Delivery of Two April 2004	SA-35
Aircraft

6-1162-NIW-889	Warranty - Exterior Color Schemes	SA-39
and Markings for YA143 and on

6-1162-NIW-1142	***	SA-43

6-1162-NIW-1369	***	SA-46

P.A. No. 1810                                                                                                                                           iv
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Table 1 to
Purchase Agreement No. 1810
Aircraft Information Table

	Base Aircraft Price	Special Features	Aircraft Basic Price	Base Year Dollars
Block A, B, C, D & E Aircraft	***	***	***	July 1992
Block F & G Aircraft	***	***	***	July 1992
Block H Aircraft	***	***	***	July 1992
Block I Aircraft	***	***	***	July 1992
Block J Aircraft	***	***	***	July 1992
Block K Aircraft	***	***	***	July 1992
Block K-W Aircraft	***	***	***	July 1992
Block L Aircraft	***	***	***	July 1992
Block T Aircraft	***	***	***	July 1999
Block T-W Aircraft	***	***	***	July 1999
Block T-W-1 / T-W-1a Aircraft	***	***	***	July 1999
Block T-W-2 / T-W-2a Aircraft	***	***	***	July 1999

Block K-W Aircraft: Block K airplanes with production winglets installation
Block T-W Aircraft: Block T airplanes with production winglets installation
Block T-W-1 / T-W-1a Aircraft: Firm Aircraft contracted to deliver from May 1, 2006 through June 2008 at the signing of SA-47 -- (T-W-1a Aircraft -- Advance Payment Schedule per LA 6-1162-JGM-669)
Block T-W-2 / T-W-2a Aircraft: U-W-1 Option Aircraft which became Firm Aircraft after signing of SA-47 and
Firm Aircraft contracted to deliver in July 2008 forward at the signing of SA47 --
(T-W-2a Aircraft -- Advance Payment Schedule per LA 6-1162-JGM-669)
* Exhibit A-2 applies to Block T-W-2 / T-W-2a Aircraft delivering through Dec 2009 and the first Aircraft delivering in Jan 2010
* Exhibit A-3 applies to Block T-W-2 / T-W-2a Aircraft the second Aircraft delivering in Jan 2010 and on

SWA                                                                                                                                                      Page 1                                                                                                                                                     SA-61

			Escalation Estimate
Delivery	Number of	Aircraft	Adv Payment Base
Date	Aircraft	Block	Price Per A/P	Serial Number
Dec-2000	2	E	***
Jan-2001	1	E	***
Feb-2001	1	E	***
Mar-2001	2	E	***
Jun-2001	3	E	***
Sep-2001	3	E	***
Oct-1998	1	F	***
Nov-1998	2	F	***
Dec-1998	2	F	***
Mar-1999	2	G	***
Jun-1999	2	H	***
Jul-1999	1	H	***
Aug-1999	1	H	***
Sep-1999	2	H	***
Oct-1999	1	H	***
Mar-2000	1	H	***
Apr-2000	2	H	***
Sep-2000	1	H	***
Oct-2000	2	H	***
Mar-2001	2	H	***
Apr-2001	1	H	***
Oct-2001	3	H	***
Nov-2001	2	I	***
Dec-2001	1	I	***
Jan-2002	1	I	***
Mar-2002	4	I	***
Apr-2002	2	I	***
Dec-2002	2	I	***
May-2003	1	I	***
Jun-2003	2	I	***
Jul-2003	1	I	***
Aug-2003	1	I	***
Sep-2003	3	I	***
Nov-2002	1	J	***
Dec-2002	1	J	***
Nov-2003	2	J	***
Dec-2003	2	J	***
Mar-2004	1	J	***
Mar-2004	1	K	***
Apr-2004	3	K	***
May-2004	1	K	***
Jun-2004	2	K	***
Jul-2004	2	K	***
Sep-2004	1	K-W	***
Oct-2004	4	K-W	***
Oct-1999	1	L	***
Nov-1999	2	L	***
Dec-1999	1	L	***
Jun-2000	3	L	***
Jul-2000	3	L	***
Sep-2000	1	L	***
Oct-2000	1	L	***
Nov-2000	4	L	***
Dec-2000	1	L	***
Jan-2001	1	L	***

SWA                                                                                                                                                      Page 2                                                                                                                                                     SA-61

Feb-2001	1	L	***
Jul-2001	1	L	***
Sep-2001	1	L	***
Oct-2001	1	L	***
Mar-2003	2	L	***
Jul-2003	1	L	***
Aug-2003	2	L	***
Nov-2001	1	T	***
Feb-2002	1	T	***
Jan-2004	2	T	***
Feb-2004	1	T	***
Apr-2004	3	T	***
May-2004	1	T	***
Jun-2004	6	T	***
Jul-2004	2	T	***
Aug-2004	6	T-W	***
Sep-2004	4	T-W	***
Oct-2004	0	T-W	***
Nov-2004	3	T-W	***
Dec-2004	3	T-W	***
Jan-2005	5	T-W	***
Feb-2005	3	T-W	***
Mar-2005	4	T-W	***
Apr-2005	4	T-W	***
May-2005	2	T-W	***
Jun-2005	4	T-W	***
Jul-2005	2	T-W	***
Aug-2005	2	T-W	***
Sep-2005	3	T-W	***
Oct-2005	2	T-W	***
Nov-2005	2	T-W	***
Dec-2005	1	T-W	***
Jan-2006	1	T-W	***
Feb-2006	4	T-W	***
Mar-2006	3	T-W	***
Apr-2006	2	T-W	***
May-2006	5	T-W-1	***
Jun-2006	5	T-W-1	***
Jul-2006	3	T-W-1	***
Aug-2006	3	T-W-1	***
Sep-2006	3	T-W-1	***
Oct-2006	1	T-W-1	***
Nov-2006	2	T-W-1	***
Dec-2006	2	T-W-1	***
Jan-2007	2	T-W-1	***
Feb-2007	3	T-W-1	***
Mar-2007	2	T-W-1	***
Apr-2007	3	T-W-1	***
May-2007	3	T-W-1	***
Jun-2007	2	T-W-1	***
Jun-2007	1	T-W-1a	***	36528

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Jul-2007	2	T-W-1	***
Jul-2007	1	T-W-1a	***	36610
Aug-2007	2	T-W-1	***
Aug-2007	3	T-W-1a	***	36611, 36632 & 36633
Sep-2007	2	T-W-1	***
Sep-2007	1	T-W-1a	***	36612
Oct-2007	3	T-W-1	***
Oct-2007	1	T-W-1a	***	36613
Nov-2007	1	T-W-1	***
Nov-2007	1	T-W-1a	***	36614
Dec-2007	2	T-W-1	***
Dec-2007	1	T-W-1a	***	36615
Jan-2008	1	T-W-1	***
Jan-2008	2	T-W-1a	***	36616 & 36617
Jan-2008	1	T-W-2	***	36887
Feb-2008	1	T-W-1	***
Feb-2008	3	T-W-1a	***	36618, 36619 & 36620
Mar-2008	1	T-W-1	***
Mar-2008	2	T-W-1a	***	36621 & 36622
Mar-2008	1	T-W-2	***	36888
Apr-2008	1	T-W-1	***
Apr-2008	2	T-W-1a	***	36623 & 36624
May-2008	1	T-W-1	***
May-2008	2	T-W-1a	***	36625 & 36626
Jun-2008	1	T-W-1	***
Jun-2008	2	T-W-1a	***	36627 & 36628
Jul-2008	2	T-W-2a	***
Jul-2008	2	T-W-2	***	36889 & 36890
Aug-2008	1	T-W-2a	***
Oct-2008	1	T-W-2a	***
Nov-2008	1	T-W-2a	***
Dec-2008	1	T-W-2a	***
Jan-2009	1	T-W-2a	***
Feb-2009	2	T-W-2a	***
Mar-2009	2	T-W-2a	***
Apr-2009	2	T-W-2a	***
Apr-2009	1	T-W-2	***	36900
May-2009	2	T-W-2a	***
Jan-2010	1	T-W-2a	***
Jan-2010	1	T-W-2	***	36913
Feb-2010	1	T-W-2a	***
Feb-2010	1	T-W-2	***	36916
Mar-2010	1	T-W-2a	***
Mar-2010	1	T-W-2	***	36918
Apr-2010	1	T-W-2a	***
Apr-2010	1	T-W-2	***	36921
May-2010	1	T-W-2a	***
May-2010	2	T-W-2	***	36923, 36924
Jun-2010	1	T-W-2a	***
Jul-2010	1	T-W-2a	***
Aug-2010	1	T-W-2a	***

SWA                                                                                                                                                      Page 4                                                                                                                                                     SA-61

Sep-2010	1	T-W-2a	***
Oct-2010	1	T-W-2a	***
Jan-2011	1	T-W-2a	***
Feb-2011	1	T-W-2a	***
Mar-2011	1	T-W-2a	***
Apr-2011	1	T-W-2a	***
May-2011	1	T-W-2a	***
Jun-2011	1	T-W-2a	***
Jul-2011	1	T-W-2a	***
Aug-2011	1	T-W-2a	***
Sep-2011	1	T-W-2a	***
Oct-2011	1	T-W-2a	***
Oct-2011	1	T-W-2	***	36966
Nov-2011	1	T-W-2	***	36968
Dec-2011	1	T-W-2	***	36971
Jan-2012	1	T-W-2a	***
Feb-2012	1	T-W-2a	***
Mar-2012	1	T-W-2a	***
Apr-2012	1	T-W-2a	***
May-2012	1	T-W-2a	***
Jun-2012	1	T-W-2a	***
Jul-2012	1	T-W-2a	***
Aug-2012	1	T-W-2a	***
Sep-2012	1	T-W-2a	***
Oct-2012	1	T-W-2a	***
Oct-2012	1	T-W-2	***	36997
Nov-2012	1	T-W-2	***	37005
Dec-2012	1	T-W-2	***	37006
Jan-2013	1	T-W-2	***	36891
Jan-2013	1	T-W-2a	***
Feb-2013	1	T-W-2a	***
Mar-2013	1	T-W-2a	***
Mar-2013	1	T-W-2	***
Apr-2013	1	T-W-2	***
May-2013	1	T-W-2	***
Jun-2013	2	T-W-2	***
Jul-2013	1	T-W-2	***
Aug-2013	2	T-W-2	***
Sep-2013	2	T-W-2	***
Oct-2013	2	T-W-2	***
Nov-2013	1	T-W-2	***
Dec-2013	2	T-W-2	***
Jan-2014	1	T-W-2	***
Feb-2014	1	T-W-2	***
Mar-2014	1	T-W-2	***
Apr-2014	1	T-W-2	***
May-2014	1	T-W-2	***
Jun-2014	1	T-W-2	***
Jul-2014	1	T-W-2	***
Aug-2014	1	T-W-2	***
Sep-2014	1	T-W-2	***

SWA                                                                                                                                                      Page 5                                                                                                                                                     SA-61

Oct-2014	1	T-W-2	***
Jan-2015	1	T-W-2	***	36899
Feb-2015	1	T-W-2	***	36901
Mar-2015	1	T-W-2	***	36902
Apr-2015	2	T-W-2a	***	36649, 36652
May-2015	1	T-W-2	***	36903
Jun-2015	1	T-W-2	***	36906
Jun-2015	1	T-W-2a	***	36654
Jul-2015	1	T-W-2a	***	36655
Aug-2015	1	T-W-2a	***	36656
Sep-2015	1	T-W-2a	***	36657
Jan-2016	1	T-W-2a	***	36650
Feb-2016	1	T-W-2	***	36904
Mar-2016	1	T-W-2a	***	36651
Apr-2016	1	T-W-2a	***	36653

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AIRCRAFT CONFIGURATION

Dated __________________, 2008

relating to

BOEING MODEL 737-7H4 AIRCRAFT

The Detail Specification is Boeing Detail Specification D6-38808-1, Rev G dated as of July 26, 2005.  Such Detail Specification will be comprised of Boeing Configuration Specification D019A001, Rev H dated as of November 18, 2005 as amended to incorporate the Options listed below, including the effects on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW).  As soon as practicable, Boeing will furnish to Buyer copies of the Detail Specification, which copies will reflect such Options.  The Aircraft Basic Price reflects and includes all effects of such Options, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.  The effects of all Options which are mutually agreed upon between Boeing and Buyer for incorporation into the Aircraft Configuration will be incorporated into an applicable suit of Exhibit A of the Purchase Agreement by written amendment.

P.A. No. 1810                                                                                                                                     A-3- 1                                                                                                                                                   SA-61

                                         Exhibit A-3 – Applicable to the second Aircraft Delivering January 2010 and on
Change No.	Title	***
0000DC3182	MISCELLANEOUS DEVELOPEMENT CHANGES	***
0110CG3018	737-700 CONFIGURATION	***
0252MP3132	DISPATCH W/GEAR DWN FOR REVENUE FLT	***
0310CH3332	MTOGW TO 138,500	***
0352CG3023	A/P LOAD SYS WT. & BALANCE CONTROL	***
0370CH3014	AIR CONDITIONING TRANSITION DUCT UNDER FLOOR - ADD 17 MIL DAMPINGTAPE FOR NOISE REDUCTION	***
0370CH3019	INSTALLATION OF STRINGER DAMPING FROM STATION 540-727	***
1110A034B37	EXTERIOR COLOR REVISION	***
1110A077A10	EXT MARKINGS PRIMER REVISIONS	***
1110CH3003	EXT DECOR PAINT-CROWN METRO	***
1110MP3290	EXT DECO FNSH-DESOTO H.S TPCOAT	***
1110MP3354	EXTERIOR DECOR.FINISH-HS TOPCOATIN LIEU OF EXISTING TOPCOAT	***
1110MP3388	FLAP TRACK FAIRINGS -PAINT	***
2123CH3042	AIR CONDITIONING SYSTEM REVISION -737-200 TYPE GASPER SYSTEM	***
2160CG3011	CABIN TEMPERATURE INDICATOR - DEGREES FAHRENHEIT IN LIEU OFCELSIUS	***
2210CG3204	DIGITAL FLIGHT CONTROL SYSTEM (DFCS) - PADDLE AUTOPILOT ENGAGEMODE CONTROL PANEL	***
2210MP3227	DFCS PUSH BUTTON AUTOPILOT ENGAGE	***
2230CH3028	AUTOTHROTTLE DEACTIVATION - UNIT TO REMAIN INSTALLED AND BITEFEATURES OPERATIONAL	***
2312CH3284	DUAL VHF COMMUNICATIONS - INSTALLATION - BFE ALLIEDSIGNAL/GABLESENGINEERING INC	***
2319CH3020	CLAIRCOM AIR TO GROUND PASSENGER COMMUNICATION SYSTEM - COMPLETEBFE INSTALLATION PROVISIONS	***
2319MP3021	CLAIRCOM PHONES - CANCEL INSTALL.	***
2319MP3043	AT&T WIRELESS PHN SYST. INSTAL&CERT	***
2319MP3051	AT&T WIRELESS PHN SYSTEM-PART. REV.	***
2319MP3105	AT&T WIRELESS AIR TO GRND PHONE SYS	***
2320CH3020	ATSCALL INSTALLATION - PARTIAL PROVISIONS - AFT ELECTRONICS PANEL	***
2321CH3498	SELECTIVE CALLING EQUIPMENT - SELCAL - DELETE PARTIAL PROVISIONS	***
2331CH3158	DELETION OF BFE MATSUSHITA PASSENGER ADDRESS TAPE REPRODUCER	***
2331CH3159	PASSENGER ADDRESS SYSTEM - COLLINSARINC 700 IN LIEU OF COLLINSARINC 560	***
2340MP3095	REV BFE BOOM MICROPHONE/HEADSET	***
2342MP3011	FLT ATT HNDSET REV TO FUNCT & FACEP	***
2350CH3139	PA MICROPHONE - ADD ELECTROVOICE P/N 602-4183	***
2350CH3162	DTMF MICROPHONE INSTALLATION - FIRST OBSERVER	***
2350CH3163	DIGITAL AUDIO REMOTE ELECTRONICS UNIT REVISION TO DELETE HEADSETAURAL ALERTS	***
2350MP3220	DIGITAL AUDIO REMOTE ELETRON-ADD	***
2370CG3166	SOLID STATE VOICE RECORDER - INSTALLATION - BFE ALLIEDSIGNAL INC	***
2371A051B44	SOLID STATE VOIC RECORDER	***

P.A. No. 1810                                                                                                                                     A-3- 2                                                                                                                                                   SA-61

2500CH3453	DOOR WARNING STRAP - SHOCK CORD	***
2501CH3076	FORWARD MODULE WITH GALLEY G1 AND LAVATORY LA	***
2501MP3080	REVISE FORWARD MODULE WITH GALLEY G1 AND LAVATORY LA FROM SEATTRACK MOUNT TO HARDPOINT	***
2502CH3066	AFT MODULE WITH GALLEY G3, G4 AND LAVATORY LB	***
2502MP3069	REV MODUL WITH GALLEY G3, 4, & LAV	***
2510CH3058	FLIGHT COMPARTMENT - MISCELLANEOUSREVISIONS	***
2510CH3059	TRIP COUNTER REVISION - SFE - DEXTER WILSON	***
2510CH3060	CONTROL COLUMN CHECKLIST DELETION	***
2511A599A02	FLIGHT DECK-PADDED ROTARY BUCKLE	***
2511CG3057	SECOND OBSERVER'S STATION	***
2511CH3059	LOG BOOK POCKET INSTALLATION - ON SECOND OBSERVERS SEAT LEGS	***
2520A092I19	INTERIOR COLOR AND MATERIAL REV	***
2520CH3538	INTERIOR ARRANGEMENT - 137 TOURISTCLASS AT 33/32" PITCH WITH LAVSLA AND LB AND GALLEYS G1, G3 AND G4	***
2520MP3667	REV. STOW BIN ADD BULLNOSE ON INBRD	***
2523CH3109	PSU REVISION - ADD PLACARD TO PASSENGER VIEWING SURFACE IN LOUNGEAREAS ONLY	***
2523CH3112	INSTALL NON STANDARD COLOR PSU	***
2523MP3119	REVISION INTERIOR ARRANGEMENT	***
2524CH3431	BFE FWD RIGHT HAND WINDSCREEN/STOWAGE UNIT IN LIEU OF SFE	***
2524MP3488	FULL HGT BFE STOW UNIT REV ADD BFE	***
2524MP3500	REV PARTITION DECOR COVERNING ULTRA	***
2524MP3513	EMERGENCY QUIPMENT BRACKET COMMONALITY-SFE	***
2525MP3159	REV PAX SEAT ALL F/W FACING W/ 137	***
2528CH3189	SFE HALF HEIGHT STOWAGE UNIT/WINDSCREEN - AFT LH CABIN WITH THEAFT FACE AT STATION 955 - WITH MEGAPHONE	***
2528CH3191	SFE FULL HEIGHT STOWAGE UNIT/WINDSCREEN - FWD LH CABIN WITH THEAFT FACE AT STATION 355	***
2528CH3194	BFE HALF HEIGHT STOWAGE UNIT/WINDSCREEN - AFT LH CABIN WITH THEAFT FACE AT STATION 955 - WITH MEGAPHONE	***
2528CH3195	BFE FULL HEIGHT STOWAGE UNIT/WINDSCREEN IN LIEU OF SFE - FWD LHCABIN WITH THE AFT FACE AT STATION355	***
2528MP3205	CREW LUGGAGE SECURITY DEVISE	***
2528MP3217	CREW LUGGAGE SECURITY DEVICE	***
2530MP3613	REV G3 EXT DECOR COVERING ULTRALEAT	***
2530MP3860	BFE GALLEY REV COMOSITES UNLIM	***
2541CH3034	LIQUID SOAP DISPENSER INSTALLATION	***
2550CH3153	CARGO COMPARTMENT LINING REVISION	***
2550CH3233	FWD AND AFT CARGO COMPARTMENT FLOOR PANEL REVISION - ALUMINUMPANELS IN LIEU OF CONOLITE AT ENTRYWAY	***
2550MP3259	TRANSVERSE CARGO NET INSTALLATION - FORWARD AND AFT CARGOCOMPARTMENTS	***
2550MP3267	FORWARD AND AFT CARGO COMPARTMENT CARGO RESTRAINT SYSTEM	***
2550MP3355	FRWRD & AFT CARGO CMPRTMNT	***
2566A077A03	ESCAPE SLIDES COMPARTMENTS SFE TOBFE B.GOODRICH INSTALLED	***
2622CH3013	APU FIRE BOTTLE REVISION - INTERCHANGEABLE WITH ENGINE BOTTLE	***
2841CG3095	FUEL QUANTITY INDICATORS ON RIGHT WING FUELING PANEL	***
2844CG3038	MEASURING STICK CONVERSION TABLES TO U.S. GALLONS	***
2910CG3087	ENGINE DRIVEN HYDRAULIC PUMP WITH VESPEL SPLINE - VICKERS10-62167-3 IN LIEU OF ABEX 10-62167-2	***

P.A. No. 1810                                                                                                                                     A-3- 3                                                                                                                                                   SA-61

2910CH3082	HYDRAULIC PUMPS - AC ELECTRIC MOTOR DRIVEN - VICKERS IN LIEU OFABEX	***
3040CH3041	INSTALL A TWO LRU WINDOW HEAT CONTROL SYSTEM - PED 1231-1 IN LIEUOF TBD	***
3040MP3049	INSTL 4 UNIT WINDOW HEAT CNTRL SYS	***
3040MP3053	INSTALL A BFE WINDOW HEAT CONTROLSYSTEM OLIN 231-3 IN LIEU OF 231-2	***
3041A034B24	INSTALL PRIMEX WINDOW HEAT CONT SYS	***
3043MP3022	REV WINDSHIELD WIPER SWTCH SINGLE	***
3120CH3016	CLOCK WIRING REVISION - FMC, DFDAUAND VOICE RECORDER INPUT FROMFIRST OFFICER'S CLOCK IN LIEU OF CAPTAIN'S CLOCK	***
3131CG3673	ACCELEROMETER - INSTALLATION - BFEALLIEDSIGNAL INC	***
3131CG3692	SOLID STATE DIGITAL FLIGHT DATA RECORDER - INSTALLATION - BFESUNDSTRAND - 128 WPS	***
3131CH3721	DIGITAL FLIGHT DATA ACQUISITION UNIT (DFDAU) - INSTALLATION - BFEALLIEDSIGNAL	***
3162A066A15	REVERSE VIDEO DISPLAY-COMMON DISPLASYS FAULT MESSAGE	***
3162A066A27	ILF LOCALIZER DEVIATION EXPANDEDSCALE	***
3162CG3013	EFIS/MAP DISPLAY FORMAT	***
3162CG3016	FLT DRCTR COMND DSPL-FIL INTGRT CUE	***
3162CG3017	MACH AIRSPEED DISPLAY	***
3162CG3019	RADIO ALTITUDE DISPLAY - ROUND DIAL	***
3162CG3020	RADIO ALTITUDE - ABOVE ADI	***
3162CG3022	RISING RUNWAY DISPLAY	***
3162CG3025	RADIO ALTITUDE HEIGHT ALERT DISPLAY - 2500 FEET	***
3162CG3026	ATTITUDE COMPARATOR - STEADY	***
3162CG3029	LOCALIZER BACKCOURSE POLARITY - REVERSAL	***
3162CG3032	MAP MODE ORIENTATION - TRACK UP	***
3162CG3038	MANUALLY TUNED VOR SELECTED COURSELINES - DISPLAYED	***
3162CG3041	ADF POINTER(S) IN MAP MODE - SUPPRESSED	***
3162CG3042	POSITION DIFFERENCE - AUTOMATIC DISPLAY	***
3162CG3046	WEATHER RADAR MODE/GAIN/TILT ANGLE- DISPLAYED	***
3162CG3050	TCAS TRAFFIC ON MAP	***
3162CG3052	TCAS RESOLUTION ADVISORY ON ADI	***
3162CG3053	TCAS RESOLUTION ADVISORY ON IVSI	***
3162CG3057	ANALOG FAILURE FLAGS-DISPLAYED	***
3162CH3066	MACH AIRSPEED INDICATOR BUG #5 - 80 KNOTS	***
3162CH3068	SUPPLEMENTAL METRIC DATA INDICATIONS - DEACTIVATION	***
3162CH3075	EFIS CONTROL PANEL - EFIS/MAP DISPLAY FORMAT	***
3162MP3128	DELETE ANALOG FAILURE FLAG	***
3162MP3129	SUPP METRIC DATA INDICATIONS ACTIV	***
3162MP3131	ENHANCED MACHINE AIRSPEED DISPLAY	***
3162MP3132	WX RADAR RANGE INDICATORS RANGE MRK	***
3240CH3220	NOSE LANDING GEAR WHEELS - BENDIX	***
3240CH3221	MAIN LANDING GEAR WHEELS AND BRAKES - BENDIX	***
3240MP3258	INSTL NOSE LANDING GEAR ALLIED SIGN	***
3240MP3288	NOSE LDG GEAR INSTL - 700 WHEELSILO -300 WHEELS	***
3245CH3029	TIRES - INSTALLATION OF SFE GOODYEAR TIRES	***
3324A092K63	PASS CAB INSTALL-NO SMOKING PERMANILLUMINATION	***
3324CH3010	CEILING MOUNTED LIGHTED EXIT SIGN - RELOCATION	***
3343CH3034	ANTI-COLLISION LIGHT - SWITCH NOMENCLATURE REVISION	***
3345CH3020	LOGO LIGHTS - SYSTEM DEACTIVATION	***

P.A. No. 1810                                                                                                                                     A-3- 4                                                                                                                                                   SA-61

3345MP3029	REACTIVATION OF LOGO LIGHTS	***
3350MP3079	EGRESS LIGHTING REVISION TOACCOMODATE ALL FOWARD FACINGSEAT CONFIGURATION.	***
3423CH3021	INSTALL BFE STANDBY ATTITUDE INDICATOR WITHOUT ILS DEVIATIONDISPLAY IN LIEU OF SFE INDICATOR	***
3423CH3026	STANDBY INDICATOR - SFE SEXTANT INLIEU OF BFE JET	***
3430MP3061	MULTI-MODE RECEIVER (MMR) - INSTALLATION OF ILS/GPS - BFEALLIEDSIGNAL INC	***
3430MP3069	MMR-GPS PROVISIONS-REP OF OH GPS	***
3431CG3051	ILS - INSTALLATION - BFE ALLIEDSIGNAL INC	***
3431MP3072	ILS-DELETION OF EXISTING ILS RECEIV	***
3433CG3058	LOW RANGE RADIO ALTIMETER (LRRA) -INSTALLATION - BFE ALLIEDSIGNALINC	***
3435CH3028	FLIGHT DYNAM.CAPTAIN ONLY HEAD UPGUIDANCE SYSTEM-PART PROVISIONS	***
3435MP3035	HEAD UP GUIDANCE SYS - BFE INSTL	***
3436A034B19	INSTALL 1500-1730-002 HUD COMPUTER	***
3443CH3118	WEATHER RADAR SYSTEM - ARINC 708A SINGLE WEATHER RADAR SYSTEM WITHPREDICTIVE WINDSHEAR - PARTIAL PROVISIONS	***
3443CH3154	ARINC 708 WEATHER RADAR SYSTEM - INSTALLATION - BFE ALLIEDSIGNALINC (WITH DEACTIVATED PREDICTIVE WINDSHEAR FEATURE R/T RDR-4B)	***
3445CH3197	TCAS II - INSTALLATION - BFE ALLIEDSIGNAL INC	***
3451CG3005	VOR/MARKER BEACON - INSTALLATION -BFE ALLIEDSIGNAL INC	***
3455CG3120	DISTANCE MEASURING EQUIPMENT (DME)- INSTALLATION - BFEALLIEDSIGNAL INC (SCANNING)	***
3457CG3088	AUTOMATIC DIRECTION FINDER (ADF) -INSTALLATION - BFE ALLIEDSIGNALINC	***
3457CG3092	AUTOMATIC DIRECTION FINDER (ADF) CONTROL PANEL - INSTALLATION -BFE GABLES ENGINEERING INC	***
3457MP3132	ADD ADF CNTRL PANEL REV GABLES ILO	***
3457MP3133	ADD ADF ANTENNA REV ALLIED SIG ILO	***
3458CH3091	GPS PROVISIONS - ADD COMPONENTS REQUIRED TO PROVIDE COMPLETEPROVISIONS	***
3458CH3091.1	GPS PROVISIONS - ADD COMPONENTS REQUIRED TO PROVIDE COMPLETEPROVISIONS	***
3458CH3092	GLOBAL POSITIONING SYSTEM (GPS) - INSTALLATION - HONEYWELL INC(SUPPLEMENTAL NAVIGATION CERTIFICATION)	***
3461CG3403	BUYER FURNISHED NAVIGATION DATA BASE	***
3461CH3485	VERTICAL NAVIGATION (VNAV) ACTIVATE/DEACTIVATE SERVICE BULLETIN	***
3461CH3489	FLIGHT MANAGEMENT COMPUTER SYSTEM REVISION - CERTIFICATION FORSINGLE COMPUTER OPERATION ONLY	***
3461MP3496	INSTALL FMC-SECOND 4MCU, UPDATE10 FMC W/256K NAVAGATION DATABASEINTO EXISITING PARTIAL PROVISIONS	***
3510CG3089	CREW OXYGEN - 114 CU. FT. IN LIEU OF 76 CU. FT. CYLINDER	***
3830MP3025	INSTL PNEUDRAULICS 4" SERV PANL LAV	***
3831MP3019	REV GRAY WATER DRAIN ROUT LEVEL LIN	***
3832CH3071	VACUUM LAVATORY SYSTEM IN LIEU OF RECIRCULATING LAVATORY - LAVS AAND B	***
3910CH3113	RELOCATE ATC CONTROL PANEL	***
3910CH3122	AFT ELECTRONICS PANEL ARRANGEMENT	***
4960MP3024	APU SOFTWARE LOADING-ONBOARD FROMFLIGHT DECK	***
5100CH3026	ADDITIONAL CORROSION PROTECTION BENEATH GALLEYS AND LAVS	***

P.A. No. 1810                                                                                                                                     A-3- 5                                                                                                                                                   SA-61

5100CH3027	FWD AND AFT CARGO DOOR REVISION - INSTALL HEAVY DUTY SKIN	***
5100MP3030	REMOVE ADD CORR PROT. ADDED BY CR	***
5220MP3012	OVER/WNG HATCH ASSIST HNDLE REV INS	***
5312MP3004	INSTAL OF SFE WEATHERMASTER RADOMEIN LIEU OF SFE BASIC RADOME	***
5730B502D20	PRODUCTION INSTALLATION OF BFE WINGLETS	***
7200CG3244	A/P PRFRMC:CFM56-7 ENG W/THRUST 22K	***
7731MP3049	EVM SYST WITH ON-BOARD TRIM & BAL	***
7900CG3026	LUBRICATING OIL - ESSO/EXXON TURBOOIL 2380	***

                                     Sub-Total Changes - Special Features -- the same as in Exhibit A-1-Winglet                                                                                   ***

Additional Master Changes
0221A599A80	WET GROOVED RUNWAY OPERATIONS WITHANTISKID SYSTEM INOPERATIVE CERT.	***
0315B572C40	MP - OPERATIONAL WEIGHTS - INCREASE MTOW	***
0370B572B79	MP - STRINGER DAMPING - REMOVE BETWEEN STATIONS 540-727	***
1110B458A27	MP - EXTERIOR MARKINGS AND PLACARDS REVISION	***
1110B642K10	MP - EXTERIOR COLOR SCHEMES AND MARKINGS - REVISION - PAINT SYSTEM PRIMER - SPE	***
1110B645J06	MP - EXTERIOR COLOR SCHEMES AND MARKINGS - REVISION - PRC DESOTO CA8800 DECORATIVE PAINT TOPCOAT	***
1130A599A55	AFT CLOSET PLACARD-COLOR CHANGE	***
1130C410C11	MP - PLACARDS AND MARKINGS - INSTALLATION - INTERIOR PLACARDS - SWA	***
2130A610B77	CABIN PRESSURE DESCENT RATE REV	***
2312B696C02	MP - VHF COMMUNICATIONS - INSTALLATION OF TRIPLE HONEYWELL RTA-44D VHF SYSTEM WITH ARINC 750 VDL MODE 2 CAPABLE TRANSCEIVERS P/N 064-50000-2000 - BFE	***
2318A599A08	CABIN TELECOMMUNICATION-REV-PHONECABLES-BFE	***
2318A599A67	PHONE SYS COMPONENT DELETION	***
2318B815C19	MP - TELEPHONE AND BEARER RADIO - PARTIAL PROVISIONS - DELETE	***
2320A150E34	MP- DELETION OF ATSCALL PARTIAL PROVISIONS FROM AFT ELECTRONICS PANEL	***
2322A150E39	MP- COMMUNICATIONS MANAGEMENT UNIT (CMU) -PARTIAL PROVISIONS FOR SINGLE ARINC 758 CMU	***
2322B696C01	MP - ACARS - HONEYWELL ARINC 758 LEVEL AOA MARK III COMMUNICATIONS MANAGEMENT UNIT (CMU) - INSTALLATION INTO EXISTIN PARTIAL PROVISIONS - BFE	***
2351A599A29	BSS-HEADPHONE 1ST OBSERVER-REPLACE	***
2351A802B31	HAND HELD MICROPHONE CAP AND IST OFFICER DELETE	***
2351B162A52	HEADPHONE TELEX 616500-001	***
2400C410B99	MP - ELECTRICAL POWER - SPARE WIRE INSTALLATION TO FACILITATE POST DELIVERY MEDICAL COMMUNICATIONS SYSTEM	***
2500C547A51	MP - ATTENDANT AND PASSENGER LIFE VESTS - INSTALLATION - HOOVER INDUSTRIES - BFE	***
2513B696E90	MP - LOG BOOK HOLDER - RELOCATION - FROM SECOND OBSERVER'S SEAT LEGS TO AFT FACE OF P8 AISLESTAND	***
2513B696E96	MP - FLIGHT COMPARTMENT ACCOMMODATIONS - INSTALLATION - FUEL CONVERSION PLACARD ON THE FACE OF CAPTAIN AND FIRST OFFICER'S CLIPBOARDS	***

P.A. No. 1810                                                                                                                                     A-3- 6                                                                                                                                                   SA-61

2513C410C23	MP - FLIGHT COMPARTMENT ACCOMMODATIONS - INSTALLATION - EMERGENCY EVACUATION CHECKLIST PLACARD ON THE CAPTAIN AND FIRST OFFICERS CONTROL COLUMNS	***
2520B642I61	MP - GALLEY MAT REVISION - REVISION - BFE	***
2520B642N11	MP - INTERIOR COLOR REVISION - AFT LEFTHAND CLOSET	***
2524A599A45	DECO LAMINATE W/GRAPHIC FOR BFEWINDSCREEN	***
2524A694H23	AFT CENTERLINE CLOSET REVISION FROMMISC STOWAGE TO TRASH STOWAGE	***
2524B643D06	MP - FULL HEIGHT WINDSCREEN/CLOSET - AFT LH - REVISION - BFE	***
2525A599A17	ECONO CLASS PASS SEATING-REV	***
2525B645F30	MP - ECONOMY CLASS PASSENGER SEATS - REVISION - 3 INCH RECLINE IN LIEU OF 4 INCH RECLINE	***
2529A699A57	ASSIST HANDLE-COLOR CHANGE	***
2529A802A85	WARNING STRAP RING-COLOR CHANGE	***
2540C426C65	MP - LA LAVATORY SELECTABLES - INSTALLATION - BABY CARE TABLE	***
2540C547C53	MP - LA AND LB LAVATORIES - REVISION - ADD DEODRANT DISC BRACKET AND DELETE BAR SOAP AND PAPER CUP PROVISIONS	***
2560B696E74	MP - CREW LIFE VESTS - INSTALLATION - FLIGHT DECK WITH SECOND OBSERVER - HOOVER INDUSTRIES P/N HS3701C-SWA - BFE	***
2566A802C31	MP - ESCAPE SLIDES/COMPARTMENTS - CHANGE FROM BFE TO SFE - BF GOODRICH - INSTALLED	***
3041B458A01	WINDOW HEAT CONTROL STANDARD BFE	***
3131A802B13	D.F.D.A.U.-HONEYWELL-BFE	***
3133A150E33	MP - INSTALLATION OF ARNIC 740 PRINTER PROVISIONS IN THE FLIGHT DECK AISLESTAND	***
3321A694H26	COOL WHITE LIGHTS IN LIEU OF WARMWHITE PASSENGER CABIN	***
3321A802A50	PASS CABIN LIGHTING-TRIM COLOR CHGE	***
3324C547B16	MP - INFORMATION SIGNS - DEACTIVATION - PERMANENT SILKSCREENING OF NO SMOKING SYMBOL AND ADDITION IF KUFE VEST PLACARDING	***
3430B696D36	MP - ILS/GPS MULTI-MODE RECEIVER (MMR) - REVISION - HONEYWELL MMR IN LEIU OF ALLIEDSIGNAL MMR - BFE	***
3436A150D47	HEAD UP GUIDANCE SYS-INSTALL FLTDYNAMICS HGS COMPUTER	***
3436A599A59	HEAD UP DISPLAY (HUD) PARTIAL PROVIS FOR CAT IIIA HGS 2350 FLT DYNAMIC	***
3436B572D13	MP - HEAD UP DISPLAY (HUD) SYSTEM - REPLACEMENT - FLIGHT DYNAMICS PHASE 3 HGS4000 SYSTEM INTO EXISTING COMMON HUG PARTIAL PROVISIONS IN LIEU OF HGS2350 HUD SYSTEM - BFE	***
3445B363B10	TRAFFIC ALERT & AVOIDANCE SYSTEM	***
3445B370E27	MP - TCAS SYSTEM - REPLACEMENT - HONEYWELL TCAS COMPUTER - TCAS CHANGE 7 COMPLIANT - HONEYWELL - BFE	***
3446A561D04	EGPWS-ACTIVATION-PEAKS & OBSTACLESFEATURE
3457B696A23	ADF PARTIAL PROVS ILO SGL SYS	***
3461A051B70	FMC COLOR CDU/MCDU OPERATION ENABLE	***
3461A150D31	MP - FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - INSTALLATION OF DUAL FMC'S AND MCDU'S IN LIEU OF EXISTING DUAL FMC'S AND CDU'S - SFE	***
3461A150D32	FMC SYS AIRLINE OPERATIOINALCOMMUNICATIONS DATA LINK	***
3910A150E36	MP- AFT ELECTRONICS PANEL ARRANGEMENT-SOUTHWEST AIRLINES	***
5310A599A04	RADOME-WEATHERMASTER-REV-EXT MKG	***
5352A599A07	MP - RADOME INSTALL-REV-WEATHERMASTER UNPAINTED	***
7200B572C87	MP - ENGINE - CFM56-7 ENGINES - 7B24 RATING IN LIEU OF 7B22	***
MISC DOOR	FAA FLIGHT DECK DOOR	***
MISC/FAA4	FLAME PROPAGATION - INSULATION BLANKETS	***

P.A. No. 1810                                                                                                                                     A-3- 7                                                                                                                                                   SA-61

                                     Total Additional Master Changes                                                                                                                                                               ***

                                     2525C882G60                                 REPLACEMENT OF BFE B/E AEROSPACE PASSENGER SEATS***

                                     Exhibit A-3 Total                                                                                                                                                                                             ***

                                         *  One time Non-Recurring Price of ***will apply to the first Aircraft delivering in***.

P.A. No. 1810                                                                                                                                     A-3- 8                                                                                                                                                   SA-61